Significant Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 11,136	$ 9,178
Prepaid licensing and royalty fees		5
Investments	131	135
Intangible assets and goodwill	119	183
Share-based compensation	292	299
Other	87	128
Deferred Tax Assets, Gross, Total	11,765	9,928
Less: valuation allowance	(11,765)	(9,928)	$ (11,852)	$ (11,025)
Deferred tax assets - net	$ 0	$ 0